OXFORD PARK INCOME FUND INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 2023
(Unaudited)

COMPANY/INVESTMENT(1)(9)(10)	ACQUISITION DATE(11)	PRINCIPAL AMOUNT/SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation - Debt Investments

Octagon Investment Partners 45, Ltd.
CLO secured notes - Class ER(3)(6)(12), 11.81% (LIBOR + 6.82%, due April 15, 2035)	04/10/2023	$ 250,000	$211,220	$211,775

Total Structured Finance - Debt Investments			211,220	211,775	7.88%
Total Collateralized Loan Obligation - Debt Investments			$211,220	$211,775	7.88%

Collateralized Loan Obligation - Equity Investments
Structured Finance - Equity Investments
Allegro CLO X, Ltd.
CLO subordinated notes(5)(7)(12)(13), (Estimated yield 56.95%, maturity April 20, 2032)	06/22/2023	$ 400,000	$104,446	$ 103,000

Ares LXIV CLO Ltd.
CLO subordinated notes(5)(7)(12)(13), (Estimated yield 23.42%, maturity April 15, 2035)	06/08/2023	300,000	199,948	203,368

Dryden 90 CLO, Ltd.
CLO subordinated notes(5)(7)(12)(13), (Estimated yield 23.13%, maturity February 20, 2035)	04/04/2023	250,000	163,443	157,500

Elmwood CLO 16, Ltd.
CLO subordinated notes(5)(7)(12)(13), (Estimated yield 18.79%, maturity April 20, 2034)	06/07/2023	500,000	384,063	385,000

Greywolf CLO VI, Ltd.
CLO subordinated notes(5)(7)(12)(13), (Estimated yield 62.64%, maturity April 26, 2031)	06/13/2023	250,000	93,424	90,625

Octagon Investment Partners 32, Ltd.
CLO subordinated notes(5)(7)(13), (Estimated yield 61.41%, maturity July 15, 2029)	05/09/2023	250,000	50,231	50,859

Octagon Investment Partners 51, Ltd.
CLO subordinated notes(5)(7)(12)(13), (Estimated yield 23.03%, maturity July 20, 2034)	06/07/2023	250,000	158,388	157,500

Total Structured Finance - Equity Investments			1,153,943	1,147,852	42.73%
Total Collateralized Loan Obligation - Equity Investments			$1,153,943	$1,147,852	42.73%

Total Investments			$1,365,163	$1,359,627	50.61%

Cash Equivalents
First American Government Obligations Fund, Class Z Shares(8)(12)		1,295,327	$1,295,327	$1,295,327

Total Cash Equivalents			$1,295,327	$1,295,327	48.22%

Total Investments and Cash Equivalents			$2,660,490	$2,654,954	98.83%

(1)	We do not "control" and are not an "affiliate" of any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

In general, under the 1940 Act, we would be presumed to "control" a portfolio company if we owned more than 25% of its voting securities and would be an "affiliate" of a portfolio company if we owned 5% or more of its voting securities.

(2)	Fair value is determined in good faith by the Board of Directors of the Fund.
(3)	Cost value reflects accretion of original issue discount or market discount.
(4)	The subordinated shares represent an investment in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(5)	Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.
(6)	The CLO secured notes generally bear interest at a rate determined by reference to three-month LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of June 30, 2023.
(7)	The CLO subordinated notes, preferred shares and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund's securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(8)	Represents cash equivalents held in a money market account as of June 30, 2023.
(9)	The fair value of the investment was determined using significant unobservable inputs.
(10)	The Fund generally acquires its investments in transactions not subject to registration under the Securities Act of 1933, as amended (the “Securities Act”). 'These investments are generally subject to restrictions as “restricted securities” (within the meaning of the Securities Act).
(11)	Acquisition date represents the initial date of purchase.
(12)	Investment represents greater than 5% of net assets.
(13)	Investment is co-invested with the Fund's affiliates.